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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: October 10, 1997
                       (Date of earliest event reported)

                     FIRSTPLUS HOME LOAN OWNER TRUST 1997-1
                    (Issuer with respect to the Securities)


                       FIRSTPLUS INVESTMENT CORPORATION
                  (Originator of the Trust described herein)
             Exact name of Registrant as specified in its charter)


        Nevada                     333-11855                    75-2596063
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)


       3773 Howard Hughes Parkway
              Suite 300N
          Las Vegas, Nevada                                        89109
(Address of Principal executive offices)                        (Zip Code)


      Registrant's Telephone Number, Including Area Code: (702) 866-2236
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Item 5.        Other Events.

          Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-11855) filed with the Securities and Exchange Commission (the "Commission") on October 12, 1996 (the "Registration Statement"), pursuant to which the Registrant registered $1,240,625,000 aggregate principal amount of its asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated February 21, 1997 and the related Prospectus Supplement, dated February 21, 1997 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 Asset Backed Notes and Asset Backed Certificates, Series 1997-1, consisting of (A) the following classes of Asset Backed Notes (collectively, the "Notes"): (i) Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, and Class A-8 Notes, and (B) the Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Offered Securities").

          The Notes were issued pursuant to an Indenture dated as of February 1, 1997 (the "Indenture") between FIRSTPLUS HOME LOAN OWNER TRUST 1997-1 (the "Issuer" or the "Trust") and First Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"). The Notes are secured by the assets of the Trust pursuant to the Indenture.

          The Certificates represent the entire undivided ownership interest in the Trust and were issued pursuant to the Trust Agreement dated as of February 1, 1997 (the "Trust Agreement") among FIRSTPLUS INVESTMENT CORPORATION, as Depositor, FIRSTPLUS RESIDUAL HOLDINGS, INC., as the Company, Wilmington Trust Company, as Owner Trustee, and First Bank National Association, as Co-Owner Trustee.

          The Registrant is filing this Current Report on Form 8-K for the purpose of filing the Servicer's Monthly Statement (as such term is defined in the Sale and Servicing Agreement dated as of February 1, 1997 among FIRSTPLUS INVESTMENT CORPORATION, as Seller, FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer, FIRSTPLUS HOME LOAN OWNER TRUST 1997-1, as Issuer, and First Bank National Association, as Indenture Trustee and Co-Owner Trustee) for the month of October 1997.



 Item 7.       Financial Statements and Exhibits.

          (c)  Exhibits

               Exhibit No.    Description
               -----------    -----------

                  99.1        Servicer's Monthly Statement (October 1997)



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                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRSTPLUS INVESTMENT CORPORATION


October 10, 1997                               By: /s/ LEE REDDIN
                                                  ------------------------------
                                                  Lee Reddin, Vice President




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                                 EXHIBIT INDEX

EXHIBIT NO.              DESCRIPTION
-----------              -----------
   99.1                  Servicer's Monthly Statement (October 1997)